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                                                                    EXHIBIT 23.8


             [RYDER SCOTT COMPANY PETROLEUM CONSULTANTS LETTERHEAD]


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy, Inc. and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 to which this consent is an exhibit.


                                              /s/ RYDER SCOTT COMPANY, L.P.
                                              -----------------------------
                                                  RYDER SCOTT COMPANY, L.P.


Houston, Texas
January 25, 2000